EXHIBIT B


                        ACCREDITED INVESTOR QUESTIONNAIRE

         The Subscriber warrants and represents to the Company that it qualifies as an "accredited investor," as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the fact that the Subscriber meets the following criteria at the time of the sale of the Securities to the Subscriber (Subscriber must initial the applicable categories below):


I. ACCREDITED INVESTOR STATUS

         A. Individual Investors: (Initial one or more of the following statements)

                  1. ____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

                  2. ____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the two most recent calendar years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

                  3. ____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

                  4. ____ I certify that I am an accredited investor because I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

         B. Partnerships, Corporations, Trusts or Other Entities: (Initial one of the following statements)

                  1. The undersigned hereby certifies that it is an accredited investor because it is:

                    a. ______ any corporation, partnership, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                    b. ______ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the securities offered as described in Rule 506(b)(2)(ii) under the Securities Act;

                    c. ______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decisions are made by a plan fiduciary, as defined in Section 3 (21) of such act, which is either a bank, savings and loan association, an insurance company or registered investment adviser;

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                    d. ______ a self-directed  employee  benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons that are accredited investors;

                    e. ______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

                    f. ______ any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000;

                    g. ______ an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                    h. ______ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                    i. ______ any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                    j.  ______  any  broker or  dealer  registered  pursuant  to
Section 15 of the Securities Exchange Act of 1934, as amended;

                    k. ______ any insurance company as defined in Section 2(a)(13) of the Securities Act;

                    l. ______ any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of the Investment Company Act of 1940;

                    m. ______ any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

                    2. ____ The undersigned hereby certifies that it is an accredited investor because it is an entity in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

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Please  indicate  whether  Purchaser is an INDIVIDUAL,  or if purchased as JOINT
TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


Date:                      , 2006
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Subscriber(s)                       Subscriber(s)


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Print Name(s)                       Print Name(s)


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Print Title                         Print Title


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Signature(s)                        Signature(s)


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Address



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